EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)         November 1, 2004

                            Stillwater Mining Company
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             (Exact name of registrant as specified in its charter)

        Delaware                   1-13053                        81-0480654
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(State or other jurisdiction     (Commission                  (I.R.S. Employer
    of incorporation)            File Number)                Identification No.)

536 East Pike Avenue, Columbus, Montana                                59019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (406) 322-8700

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

      This Form 8-K/A is filed to amend and supplement the Form 8-K (the "Original 8-K") filed with the Securities and Exchange Commission on November 1, 2004 by Stillwater Mining Company (the "Company").

Item 2.02. Results of Operation and Financial Condition.

      Item 2.02 of the Original 8-K is hereby amended and supplemented by adding the following paragraph at the end thereof:

      On November 1, 2004, the Company issued a press release amending certain information provided in its press release issued earlier that day. Such second November 1, 2004 press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits:

            99.1  Press release issued on November 1, 2004 by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Stillwater Mining Company

Date   November 1, 2004
                                                 /s/ John R. Stark
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                                                 John R. Stark
                                                 Title:  Vice President,
                                                 Secretary and General Counsel

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                                    EXHIBITS

99.1  Press Release issued on November 1, 2004 by Stillwater Mining Company.